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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 13, 2001



                         Aztec Technology Partners, Inc.
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               (Exact name of registrant as specified in charter)


Delaware                        0-24417                      04-3408450
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


50 Braintree Hill Office Park, Suite 220, Braintree, Massachusetts     02184
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (781) 849-1702


                                       N/A
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          Former name or former address, if changed since last report)



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Item 5.  Other Events.
         ------------

         On March 13, 2001, the registrant issued a news release announcing that the 2001 Annual Meeting of Stockholders of the registrant (the "2001 Annual Meeting") will be held on Tuesday, June 19, 2001 commencing at 10:00 a.m., local time, at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109.

         Proposals that a stockholder wishes to be considered for inclusion in Aztec's proxy statement and proxy for the 2001 Annual Meeting must be submitted to the Secretary of the registrant at its principal office at 50 Braintree Hill Office Park, Braintree, Massachusetts 02184, not later than April 6, 2001.

         Aztec's bylaws require that stockholders provide Aztec with advance notice of nominations for election to the registrant's board of directors and of other business which stockholders wish to present for action at an annual meeting (other than matters included in Aztec's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing delivered or mailed by first class United States mail, postage prepaid, to the Assistant Secretary of the registrant and received not less than 60 days nor more than 90 days prior to such meeting; provided, however, that if less than 70 days' notice or prior public disclosure of the date of the 2001 Annual Meeting is given to stockholders, such nomination or notice of other business shall have been mailed or delivered to the Secretary of the registrant not later than the close of business on the 10th day following the date on which the notice of meeting was mailed or such public disclosure was made, whichever occurs first.

         If a stockholder fails to provide timely notice of a proposal to be presented at the 2001 Annual Meeting, the proxies designated by the Board of Directors of the registrant will have discretionary authority to vote on any such proposal.

         A copy of the press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)      Exhibits

Exhibit No.      Description
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     99          Press Release, dated March 13, 2001, announcing the 2001 Annual
                 Meeting of Stockholders of Aztec Technology Partners, Inc.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 13, 2001                     Aztec Technology Partners, Inc.


                                          By:  /s/ Ross J. Weintraub
                                             ----------------------------------
                                               Name:    Ross J. Weintraub
                                               Title:   Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------

     99 Press Release, dated March 13, 2001, announcing the 2001 Annual Meeting of Stockholders of Aztec Technology Partners, Inc.